UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019 (May 23, 2019)

SIRIUS INTERNATIONAL INSURANCE GROUP, LTD.

(Exact name of registrant as specified in charter)

Bermuda	001-38731	98-0529995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wesley Street

Hamilton HM 11, Bermuda

(Address of principal executive offices)

(441) 278-3140

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, par value $0.01 per share	SG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2019, Sirius International Insurance Group, Ltd. (the “Company”) held its 2019 Annual General Meeting of Shareholders.  At the meeting, the Company’s shareholders voted for (1) the election of each of the seven directors named below; (2) the approval, on an advisory basis, of the compensation of the Company’s named executive officers; (3) holding the advisory vote to approve the compensation of the Company’s named executive officers every year; and (4) the (i) appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered certified public accounting firm for the year ending December 31, 2019 and (ii) ratification of the determination of PwC’s remuneration by the Audit & Risk Management Committee of the Board of Directors of the Company.

(1) Election of Seven Director Nominees

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kernan (Kip) V. Oberting	125,572,063	0	2	441,865
Laurence Liao	125,570,963	0	1,102	441,865
Robert L. Friedman	125,571,963	0	102	441,865
Meyer (Sandy) Frucher	125,571,963	0	102	441,865
Alain M. Karaoglan	125,571,963	0	102	441,865
Rachelle C. Keller	125,572,063	0	2	441,865
James (Jim) B. Rogers, Jr.	124,643,190	928,773	102	441,865

(2) Approval, on an advisory basis, of the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,555,601	1	16,463	441,865

(3) Approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers

Votes For 1 Year	Votes For 2 Years	Votes for 3 Years	Abstentions	Broker Non-Votes
125,034,524	1	537,539	1	441,865

(4) Approval of (i) the appointment of PwC to serve as the Company’s independent registered certified public accounting firm for the year ending December 31, 2019 and (ii) the ratification of the determination of PwC’s remuneration by the Audit & Risk Management Committee

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,013,928	1	1	0

In light of the voting results with respect to proposal 3, the Company’s Board of Directors has determined that the Company will hold future advisory votes of shareholders to approve the compensation of the Company’s named executive officers every year until the next advisory vote of shareholders on the frequency of shareholder votes on executive compensation, or until the Company’s Board of Directors otherwise determines a different frequency for such advisory votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sirius International Insurance Group, Ltd.

Date: May 24, 2019	By:	/s/ GENE BOXER
	Name:	Gene Boxer
	Title:	EVP, Chief Strategy Officer and Group General Counsel

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